UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): April 30, 2003


                  SCHIMATIC Cash Transactions Network.com, Inc.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)

            Florida                         0-30544             88-0415947
--------------------------------         -------------      --------------------
(State or other jurisdiction of           (Commission        (I.R.S. Employer
 incorporation or organization)           File Number)       Identification No.)

          330 East Warm Springs Road, Suite A15
                    Las Vegas, Nevada                           89119
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        (Address of principal executive offices)              (Zip Code)

(Registrant's telephone number, including area code): 702-361-3624

                                       n/a
           ------------------------------------------------------------
          (Former name or former address, if changed since last report)

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              ITEM 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT
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         Effective April 30, 2003, SCHIMATIC Cash Transactions Network.com,
Inc., a Florida corporation, (the "Registrant") dismissed Grassi & Co. CPAs, P.C. ("Grassi") as Registrant's independent accountants, which action was approved by Registrant's Board of Directors on April 30, 2003.

         Feldman Sherb & Co., P.C., a professional corporation of certified public accountants ("Feldman"), was the independent accounting firm for the Registrant, for the year ended December 31, 2000, and was engaged to audit the Registrant's financial statements for the year ended December 31, 2001. Feldman was merged into Grassi on April 19, 2002, with Grassi as the successor firm. Feldman left Grassi and is now associated with Marcum & Kliegman LLP ("MKLLP").

         Except as described in the following sentence, the reports of Grassi on the financial statements of Registrant for either of the past two fiscal years did not contain any adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles. The report of Grassi (as successor to Feldman) on the financial statements of Registrant for the fiscal year ended December 31, 2000, does, however, contain an expression of substantial doubt regarding Registrant's ability to continue as a going concern.

         In addition, during Registrant's two most recent fiscal years and through April 25, 2003, there was no disagreement with Grassi on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure.

         Registrant has requested that Grassi furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the statements in this Item 4. A copy of any response received by Registrant to that request will be promptly filed as an amendment to this Form 8-K, and no later than two business days after received from Grassi.

         On May 8, 2003, MKLLP was engaged as Registrant's new independent accountants, commencing with the audit for the year ending December 31, 2001 and 2002. The professional personnel originally associated with Feldman and then with Grassi are now associated with MKLLP. During the two most recent fiscal years and the interim period preceding the engagement of MKLLP, Registrant had not consulted with MKLLP regarding either: (i) the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on Registrant's financial statements, and either a written report or oral advice was provided to Registrant by MKLLP that MKLLP concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a "disagreement" or event identified in response to Paragraph (a)(1)(iv) of Item 304, as those terms are used in Item 304(a)(1)(iv) of Regulations S-B and S-K and the related instructions to Item 304 of Regulations S-B and S-K.

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                    ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS
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         The following exhibit is included as part of this report at the location indicated:

                SEC
 Exhibit     Reference
  Number       Number           Title of Document                     Location
----------- ------------ ------------------------------------------ ------------

  Item 16.               Material Contract
----------- ------------ ------------------------------------------ ------------

    16.01       16       Letter from Grassi & Co. CPAs, P.C. to     To be filed
                         Securities and Exchange Commission         by amendment
                         regarding change in certifying accountant

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                                   SIGNATURES
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         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   SCHIMATIC Cash Transactions Network.com, Inc.

Date: May 8, 2003                  By  /s/ David J. Simon
                                       -----------------------------------------
                                       David J. Simon
                                       Its Chairman of the Board of Directors

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